LOANS PAYABLE	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
LOANS PAYABLE

NOTE 19 — LOANS PAYABLE

As of December 31, 2023 and 2022, loans payable consisted of:

	As of December 31,
	2023	2022
Loans payable – current portion	$2,467,656	$334,391
Loans payable – non-current portion	254,455	428,025
	$2,722,111	$762,416

In September of 2019, the Company obtained lines of credit in the aggregate amount of S$400,000 (approximately $296,912 at the 2019 exchange rate) for working capital and business expansions requirements in Wealth Dynamics Pte Ltd, which the Company drew down on in full. Loans in the amount of S$100,000 (approximately $74,228 at the 2019 exchange rate) shall be repaid over 36 monthly installments including both principal and the respective accrued interest. Interest on such principal shall bear at a rate of 8% per annum plus a margin of 0.88%, subject to adjustment. The Company has the option to prepay the loan before its maturity date, subject to a fee of 6.88% if paid within twelve months from the drawdown date. Loans in the amount of S$300,000 (approximately $222,684 at the 2019 exchange rate) shall be repaid over 60 monthly installments including both principal and the respective accrued interest. Interest on such principal shall bear at a rate of 6.25% per annum, subject to adjustment. The loans are secured by personal guarantees of the Director. During the year ended December 31, 2023, the Company repaid an aggregate of S$70,017, approximately $52,108 at the 2023 exchange rate (2022 — S$98,589 approximately $72,492 at the 2022 exchange rate) of principal plus the respective accrued interest.

Education Angels has obtained line of credit for working capital requirement in 2020, 2021 and 2022. The loans are secured by the guarantees of the Director and do not have covenant clauses. The outstanding principal as of December 31, 2023 and December 31, 2022 are as follows:

Loan Type	Start Date	Loan Amount	Tenure	Interest Rate	Outstanding as of December 31, 2023	Outstanding as of December 31, 2022
IRD Loan	2020	$20,063	60 Months	3.25%	$10,247	$16,900
Juke NWN765	2021	$19,679	36 Months	1.30%	$5,500	$12,255
Qashqai NWN767	2021	$22,258	36 Months	1.20%	$6,990	$13,886
Qashqai NWN766	2022	$22,258	36 Months	1.20%	$7,396	$14,475

Mastermind Principles and Property Investors Network has obtained line of credit for the working capital requirement in 2020 and 2022. The loans are secured by the guarantees of the Director and do not have covenant clauses. The outstanding principal amount as of December 31, 2023 and December 31, 2022 are as follows –

Loan Type	Start Date	Loan Amount	Tenure	Interest Rate	Outstanding as of December 31, 2023	Outstanding as of December 31, 2022
Lloyds CBIL (MPL)	2020	$239,540	60 Months	2.80%	$126,067	$167,678
Funding Circle Loan (MPL)	2022	$380,804	48 Months	9.30%	$235,504	$305,787
The Funding Circle (PIN)	2022	$116,054	48 Months	9.30%	$69,271	$93,193
Lloyds Bounceback Loan	2022	$51,378	72 Months	2.50%	$30,764	$41,335
Other loans	2021	$14,269	-	-	$14,269	$10,508

On July 26, 2023, Genius Group Ltd. executed and delivered a bridge note with an accredited investor in the face amount of $3.2 million, which has a $200,000 original issue discount. Pursuant to the bridge note, $2,000,000 delivered to a bank account identified by the Company. The balance of $1,000,000 was cancelled based on the mutual agreement between both the parties. The maturity date of the bridge note is the earlier of November 24, 2023 and the date of entry into definitive documentation or funding of a Subsequent Financing. The details of the bridge loan and outstanding balance as of December 31, 2023 are as follows –

Loan Type	Start Date	Loan Amount	Tenure	Interest Rate	Outstanding as of December 31, 2023	Outstanding as of December 31, 2022
Bridge Loan (Alto Opportunity)	2023	$2,200,000	4 Months	0%	$2,177,329	$-

Annual estimated total principal repayments are $2,469,713 in 2024, $237,016 in 2025, $7,691 in 2026 and $7,691 in 2027.